UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 5, 2006

LB-UBS Commercial Mortgage Trust 2006-C7
(Exact Name of the Issuing Entity)

Structured Asset Securities Corporation II
(Exact Name of Registrant as Specified in Its Charter)

Lehman Brothers Holdings Inc., UBS Real Estate Investments Inc. and KeyBank National
Association
(Exact Name of Sponsor as Specified in Its Charter)

Delaware	333-129844-04	82-0569805
(State or Other Jurisdiction of Incorporation of Registrant)	(Commission File Number)	(IRS Employer Identification No. of Registrant)

745 Seventh Avenue, New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

On December 5, 2006, a pooling and servicing agreement dated as of November 13, 2006 (the ‘‘Pooling and Servicing Agreement’’), was entered into by and among Structured Asset Securities Corporation II (the ‘‘Registrant’’) as depositor, Wachovia Bank, National Association as master servicer, LNR Partners, Inc. as special servicer, and LaSalle Bank National Association as trustee. The Pooling and Servicing Agreement was entered into for the purpose of creating a New York common law trust, designated as LB-UBS Commercial Mortgage Trust 2006-C7 (the ‘‘Issuing Entity’’), and issuing a single series of certificates, entitled LB-UBS Commercial Mortgage Trust 2006-C7, Commercial Mortgage Pass-Through Certificates, Series 2006-C7 (the ‘‘Certificates’’). The offer and sale of certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-AB, Class A-3, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F and Class X-CP (collectively, the ‘‘Underwritten Certificates’’), were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-129844). The Underwritten Certificates were sold to Lehman Brothers Inc., UBS Global Asset Management (US) Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc., and Citigroup Global Markets Inc. (collectively, the ‘‘Underwriters’’) pursuant to an underwriting agreement dated as of November 21, 2006 (the ‘‘Underwriting Agreement’’) between the Registrant, the Underwriters, Lehman Brothers Holdings Inc. (‘‘LBHI’’), UBS Real Estate Investments Inc. (‘‘UBSREI’’) and KeyBank National Association (‘‘KeyBank’’). The mortgage loans (the ‘‘Mortgage Loans’’) backing the Underwritten Certificates were acquired by the Registrant from (1) UBSREI as seller pursuant to a mortgage loan purchase agreement dated as of November 21, 2006 between UBSREI and the Registrant (the ‘‘UBS/Registrant Mortgage Loan Purchase Agreement’’), which agreement contains representations and warranties made by UBSREI with respect to the Mortgage Loans sold by UBSREI to the Registrant, (2) KeyBank as seller pursuant to a mortgage loan purchase agreement dated as of November 21, 2006 between KeyBank and the Registrant (the ‘‘KeyBank/Registrant Mortgage Loan Purchase Agreement’’), which agreement contains representations and warranties made by KeyBank with respect to the Mortgage Loans sold by KeyBank to the Registrant, (3) LBHI as seller pursuant to a mortgage loan purchase agreement dated as of November 21, 2006 between LBHI and the Registrant (the ‘‘LBHI/Registrant Mortgage Loan Purchase Agreement’’), and (4) LUBS Inc. (‘‘LUBS’’) as seller pursuant to a mortgage loan purchase agreement dated as of November 21, 2006 between LUBS, LBHI and the Registrant (the ‘‘LUBS/Registrant Mortgage Loan Purchase Agreement’’). The Pooling and Servicing Agreement contains representations and warranties made by the Registrant with respect to the Mortgage Loans sold by LBHI to the Registrant and the Mortgage Loans sold by LUBS to the Registrant.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)    Financial statements of businesses acquired:

Not applicable.

(b)    Pro forma financial information:

Not applicable.

(c)    Shell Company Transactions:

Not applicable.

(d)    Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement dated as of November 21, 2006 among Structured Asset Securities Corporation II as seller, Lehman Brothers Inc., UBS Global Asset Management (US) Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc., and Citigroup Global Markets Inc. as underwriters and UBS Real Estate Investments Inc., Lehman Brothers Holdings Inc. and KeyBank National Association as mortgage loan sellers.
4.1	Pooling and Servicing Agreement dated as of November 13, 2006 among Structured Asset Securities Corporation II as depositor, Wachovia Bank, National Association as master servicer, LNR Partners, Inc. as special servicer and LaSalle Bank National Association as trustee.
99.1	UBS/Registrant Mortgage Loan Purchase Agreement dated as of November 21, 2006 between UBS Real Estate Investments Inc. as seller and Structured Asset Securities Corporation II as purchaser.
99.2	KeyBank/Registrant Mortgage Loan Purchase Agreement dated as of November 21, 2006 between KeyBank National Association as seller and Structured Asset Securities Corporation II as purchaser.
99.3	LBHI/Registrant Mortgage Loan Purchase Agreement dated as of November 21, 2006 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as purchaser.
99.4	LUBS/Registrant Mortgage Loan Purchase Agreement dated as of November 21, 2006 between LUBS Inc. as seller, Lehman Brothers Holdings Inc. as an additional party, and Structured Asset Securities Corporation II as purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 19, 2006

STRUCTURED ASSET SECURITIES CORPORATION II

By:	/s/ David Nass Name: David Nass Title: Senior Vice President

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.

1.1	Underwriting Agreement dated as of November 21, 2006 among Structured Asset Securities Corporation II as seller, Lehman Brothers Inc., UBS Global Asset Management (US) Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc., and Citigroup Global Markets Inc. as underwriters and UBS Real Estate Investments Inc., Lehman Brothers Holdings Inc. and KeyBank National Association as mortgage loan sellers.

4.1	Pooling and Servicing Agreement dated as of November 13, 2006 among Structured Asset Securities Corporation II as depositor, Wachovia Bank, National Association as master servicer, LNR Partners, Inc. as special servicer and LaSalle Bank National Association as trustee.

99.1	UBS/Registrant Mortgage Loan Purchase Agreement dated as of November 21, 2006 between UBS Real Estate Investments Inc. as seller and Structured Asset Securities Corporation II as purchaser.

99.2	KeyBank/Registrant Mortgage Loan Purchase Agreement dated as of November 21, 2006 between KeyBank National Association as seller and Structured Asset Securities Corporation II as purchaser.

99.3	LBHI/Registrant Mortgage Loan Purchase Agreement dated as of November 21, 2006 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as purchaser.

99.4	LUBS/Registrant Mortgage Loan Purchase Agreement dated as of November 21, 2006 between LUBS Inc. as seller, Lehman Brothers Holdings Inc. as an additional party, and Structured Asset Securities Corporation II as purchaser.